Exhibit 99.1

News Release

Investor Contact:	Media Contact:
Mark Bette	Doug Holt
(312) 444-2301	(312) 557-1571
Mark_Bette@ntrs.com	Doug_Holt@ntrs.com

https://www.northerntrust.com

FOR IMMEDIATE RELEASE

NORTHERN TRUST CORPORATION REPORTS THIRD QUARTER
EARNINGS PER DILUTED COMMON SHARE OF $1.69,
RETURN ON AVERAGE COMMON EQUITY OF 14.9%
CHICAGO, OCTOBER 23, 2019 — Northern Trust Corporation today reported third quarter net income per diluted common share of $1.69, compared to $1.58 in the third quarter of 2018 and $1.75 in the second quarter of 2019. Net income was $384.6 million, compared to $374.5 million in the prior-year quarter and $389.4 million in the prior quarter.
“Northern Trust continued to perform well in the third quarter of 2019, generating year-over-year revenue growth of 4% and a return on common equity of 14.9%,” said Michael O’Grady, Chairman and Chief Executive Officer. “Trust, investment and other servicing fees increased 4% from one year ago driven by new business, while expenses increased 3%. Our results produced year-over-year earnings per share growth of 7% and, during the quarter, we returned $459 million to common shareholders through dividends and the repurchase of 3.4 million shares.”

THIRD QUARTER 2019 RESULTS

SUMMARY RESULTS & KEY METRICS

				% Change vs.
($ In Millions except per share data)	Q3 2019	Q2 2019	Q3 2018	Q2 2019	Q3 2018
Trust, Investment and Other Service Fees	$975.5	$955.5	$939.2	2%	4%
Other Noninterest Income	144.7	133.7	126.9	8	14
Net Interest Income (FTE*)	425.3	425.1	418.5	—	2
Total Revenue (FTE*)	1,545.5	1,514.3	1,484.6	2	4

Noninterest Expense	1,036.3	1,006.2	1,002.3	3	3
Provision for Credit Losses	(7.0)	(6.5)	(9.0)	N/M**	N/M**
Provision for Income Taxes	124.0	117.5	106.5	5	17
FTE Adjustment*	7.6	7.7	10.3	(1)	(26)
Net Income	$384.6	$389.4	$374.5	(1)%	3%

Earnings Allocated to Common and Potential Common Shares	362.7	379.7	353.1	(4)	3

Diluted Earnings per Common Share	$1.69	$1.75	$1.58	(3)%	7%
Return on Average Common Equity	14.9%	15.9%	15.1%
Return on Average Assets	1.31%	1.34%	1.22%
Average Assets	$116,352.1	$116,358.9	$122,155.6	—%	(5)%

(*)
Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

(**)	N/M - Not meaningful
CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are the primary drivers of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income. The following table presents the Corporation’s AUC/A, assets under custody (a component of AUC/A), and assets under management by reporting segment.

	As of			% Change vs.
($ In Billions)	September 30, 2019*	June 30, 2019	September 30, 2018	June 30, 2019	September 30, 2018
Assets Under Custody/Administration
Corporate & Institutional Services (C&IS)	$10,864.0	$10,623.6	$10,153.9	2%	7%
Wealth Management	701.2	698.4	675.9	—	4
Total Assets Under Custody/Administration	$11,565.2	$11,322.0	$10,829.8	2%	7%
Assets Under Custody
Corporate & Institutional Services	$8,061.4	$7,820.6	$7,523.1	3%	7%
Wealth Management	698.7	698.2	665.8	—	5
Total Assets Under Custody	$8,760.1	$8,518.8	$8,188.9	3%	7%
Assets Under Management
Corporate & Institutional Services	$901.3	$887.0	$876.0	2%	3%
Wealth Management	300.5	293.2	295.5	2	2
Total Assets Under Management	$1,201.8	$1,180.2	$1,171.5	2%	3%

(*)	Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

THIRD QUARTER 2019 RESULTS (continued)

TRUST, INVESTMENT AND OTHER SERVICING FEES

				% Change vs.
($ In Millions)	Q3 2019	Q2 2019	Q3 2018	Q2 2019	Q3 2018
C&IS Trust, Investment and Other Servicing Fees
Custody and Fund Administration	$392.2	$385.1	$374.7	2%	5%
Investment Management	114.7	110.8	108.7	4	6
Securities Lending	20.1	21.8	24.1	(8)	(17)
Other	32.9	31.7	33.5	4	(2)
Total C&IS	$559.9	$549.4	$541.0	2%	3%

Wealth Management Trust, Investment and Other Servicing Fees
Central	$157.3	$153.1	$152.2	3%	3%
East	106.8	104.3	102.7	2	4
West	83.6	82.8	80.7	1	4
Global Family Office	67.9	65.9	62.6	3	8
Total Wealth Management	$415.6	$406.1	$398.2	2%	4%

Total Consolidated Trust, Investment and Other Servicing Fees	$975.5	$955.5	$939.2	2%	4%
Q3 2019 vs. Q2 2019
C&IS trust, investment and other servicing fees increased 2% compared to the prior quarter.

▪	C&IS custody and fund administration fees increased primarily due to new business and favorable markets, partially offset by the unfavorable impact of movements in foreign exchange rates.

▪	C&IS investment management fees increased primarily due to new business and favorable markets.
Wealth Management trust, investment and other servicing fees increased 2% from the prior quarter, primarily due to favorable markets and new business.
Q3 2019 vs. Q3 2018
C&IS trust, investment and other servicing fees increased 3% compared to the prior-year quarter.

▪	C&IS custody and fund administration fees increased primarily due to new business, partially offset by the unfavorable impact of movements in foreign exchange rates.

▪	C&IS investment management fees increased primarily due to new business and favorable markets.

▪	C&IS securities lending fees decreased primarily reflecting lower spreads.
Wealth Management trust, investment and other servicing fees increased 4% compared to the prior-year quarter, primarily due to new business and favorable markets.

THIRD QUARTER 2019 RESULTS (continued)

OTHER NONINTEREST INCOME

				% Change vs.
($ In Millions)	Q3 2019	Q2 2019	Q3 2018	Q2 2019	Q3 2018
Other Noninterest Income
Foreign Exchange Trading Income	$59.7	$60.5	$71.7	(1)%	(17)%
Treasury Management Fees	11.2	11.2	12.5	—	(11)
Security Commissions and Trading Income	29.1	23.4	21.9	24	33
Other Operating Income	45.1	38.9	20.9	16	116
Investment Security Gains (Losses), net	(0.4)	(0.3)	(0.1)	N/M	N/M
Total Other Noninterest Income	$144.7	$133.7	$126.9	8%	14%
Q3 2019 vs. Q2 2019

▪	Security commissions and trading income increased primarily due to higher brokerage revenue, interest rate swaps, and referral fee revenue.

▪
Other operating income increased primarily due to income related to a bank-owned life insurance program implemented in the prior quarter as well as higher miscellaneous income, partially offset by higher expenses related to existing swap agreements related to Visa Inc. Class B common shares as compared to the prior quarter.

Q3 2019 vs. Q3 2018

▪	Foreign exchange trading income decreased primarily due to decreased foreign exchange swap activity in Treasury.

▪	Security commissions and trading income increased primarily due to higher brokerage revenue, interest rate swaps, and referral fee revenue.

▪
Other operating income increased primarily due to income related to a bank-owned life insurance program implemented in the second quarter of 2019, higher miscellaneous income, and lower expenses related to existing swap agreements related to Visa Inc. Class B common shares. The prior-year quarter included an impairment recognized related to a community development equity investment held at cost.

THIRD QUARTER 2019 RESULTS (continued)

NET INTEREST INCOME

				% Change vs.
($ In Millions)	Q3 2019	Q2 2019	Q3 2018	Q2 2019	Q3 2018
Net Interest Income
Interest Income (FTE*)	$628.4	$647.9	$609.5	(3)%	3%
Interest Expense	203.1	222.8	191.0	(9)	6
Net Interest Income (FTE*)	$425.3	$425.1	$418.5	—%	2%

Average Earning Assets	$104,959	$105,709	$112,695	(1)%	(7)%
Net Interest Margin (FTE*)	1.61%	1.61%	1.47%

(*)
Interest income, net interest income and net interest margin presented on an FTE basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

Q3 2019 vs. Q2 2019

▪	Net interest income on an FTE basis was essentially flat compared to the prior quarter.

▪	The net interest margin on an FTE basis was relatively unchanged from the prior quarter, primarily due to lower short-term interest rates, offset by a balance sheet mix shift.

▪
Average earning assets decreased slightly compared to the prior quarter, primarily due to lower short-term interest-bearing deposits with banks, partially offset by higher levels of securities. Funding of the balance sheet reflects lower levels of client demand and other noninterest-bearing deposits and short-term borrowed funds which were partially offset by higher levels of client interest-bearing deposits.

Q3 2019 vs. Q3 2018

▪	Net interest income on an FTE basis increased compared to the prior-year quarter, primarily resulting from a higher net interest margin, partially offset by a decrease in earning assets.

▪
The net interest margin on an FTE basis increased compared to the prior-year quarter, primarily due to a balance sheet mix shift, the impact of lower foreign exchange swap volume, and higher short-term interest rates.

▪
Average earning assets decreased from the prior-year quarter, primarily reflecting lower levels of short-term interest-bearing deposits with banks, loans and leases, and securities. Funding of the balance sheet reflects lower levels of client demand and other noninterest-bearing deposits, short-term borrowed funds, and interest-bearing deposits.

THIRD QUARTER 2019 RESULTS (continued)

PROVISION FOR CREDIT LOSSES

	As of and for the three-months ended,			% Change vs.
($ In Millions)	September 30, 2019	June 30, 2019	September 30, 2018	June 30, 2019	September 30, 2018
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$134.1	$139.4	$149.2	(4)%	(10)%
Provision for Credit Losses	(7.0)	(6.5)	(9.0)	N/M	N/M
Net Recoveries / (Charge-Offs)	0.6	1.2	0.3	(50)	100
Ending Allowance for Credit Losses	$127.7	$134.1	$140.5	(5)%	(9)%

Allowance assigned to:
Loans and Leases	$105.7	$110.8	$119.6	(5)%	(12)%
Undrawn Commitments and Standby Letters of Credit	22.0	23.3	20.9	(6)	5
Ending Allowance for Credit Losses	$127.7	$134.1	$140.5	(5)%	(9)%

Q3 2019

▪
The credit provision in the current quarter was primarily driven by a decrease in the specific allowance attributable to the residential real estate portfolio and a slight decrease in the inherent allowance.

Q2 2019

▪
The credit provision in the prior quarter was primarily driven by a decrease in the allowance for the residential real estate portfolio driven by improved credit quality, partially offset by increases for the private client and commercial portfolios driven by lower credit quality, which resulted in a net reduction in the inherent allowance.

Q3 2018

▪
The credit provision in the prior-year quarter was primarily driven by reductions in outstanding loans and undrawn loan commitments attributable to the commercial and institutional and residential real estate portfolios as well as improved credit quality across all major portfolios.

THIRD QUARTER 2019 RESULTS (continued)

NONINTEREST EXPENSE

				% Change vs.
($ In Millions)	Q3 2019	Q2 2019	Q3 2018	Q2 2019	Q3 2018
Noninterest Expense
Compensation	$458.0	$455.5	$436.1	1%	5%
Employee Benefits	87.6	89.3	85.5	(2)	2
Outside Services	194.0	186.4	186.9	4	4
Equipment and Software	151.7	147.2	145.7	3	4
Occupancy	53.0	50.9	51.0	4	4
Other Operating Expense	92.0	76.9	97.1	20	(5)
Total Noninterest Expense	$1,036.3	$1,006.2	$1,002.3	3%	3%

End of Period Full-Time Equivalent Staff	19,600	19,400	18,600	1%	5%

Q3 2019 vs. Q2 2019

▪	Compensation expense increased slightly compared to the prior quarter, primarily reflecting staffing growth.

▪	Outside services expense increased compared to the prior quarter, primarily reflecting higher technical services costs, partially offset by lower sub-custodian expenses.

▪	Equipment and software expense increased compared to the prior quarter, primarily driven by higher technology maintenance costs and higher depreciation and amortization.

▪	Other operating expense increased compared to the prior quarter, primarily driven by the timing of the Northern Trust-sponsored golf tournament.

Q3 2019 vs. Q3 2018

▪	Compensation expense increased compared to the prior-year quarter, primarily reflecting higher salary expense driven by base pay adjustments and staff growth.

▪
Outside services expense increased compared to the prior-year quarter, primarily due to increased technical services costs and higher consulting and legal services, partially offset by lower sub-custodian expenses.

▪
Equipment and software expense increased compared to the prior-year quarter, primarily reflecting higher software-related charges and depreciation and amortization, partially offset by lower disposition charges.

▪	Other operating expense decreased compared to the prior-year quarter, primarily reflecting decreased FDIC insurance premiums.

THIRD QUARTER 2019 RESULTS (continued)

PROVISION FOR INCOME TAX

				% Change vs.
($ In Millions)	Q3 2019	Q2 2019	Q3 2018	Q2 2019	Q3 2018
Net Income
Income before Income Taxes	$508.6	$506.9	$481.0	—%	6%
Provision for Income Taxes	124.0	117.5	106.5	5	17
Net Income	$384.6	$389.4	$374.5	(1)%	3%

Effective Tax Rate	24.4%	23.2%	22.1%
Q3 2019 vs. Q2 2019

▪
The provision for income taxes increased primarily attributable to the prior quarter income tax benefits recorded as a result of the Corporation’s international organizational restructuring. Also contributing to the increase was a change in the earnings mix in tax jurisdictions in which the Corporation operates.

▪
Increases to the provision for income taxes were partially offset by a larger income tax benefit derived from the vesting of restricted stock units and stock option exercises in the current quarter compared to the prior quarter.

Q3 2019 vs. Q3 2018

▪
The provision for income taxes increased primarily due to higher U.S. taxes payable on the income of the Corporation’s non-U.S. Branches, increased income before income taxes, and a one-time income tax benefit associated with the re-establishment of a deferred tax asset in the prior-year quarter based on the issuance of guidance by the Internal Revenue Service.

STOCKHOLDERS’ EQUITY

Average total stockholders’ equity increased $413.2 million, or 4%, to $10.7 billion from the prior-year quarter’s average of $10.3 billion. The increase was primarily attributable to earnings and accumulated other comprehensive income since the prior-year period, partially offset by the repurchase of common stock pursuant to the Corporation’s share repurchase program and dividend declarations.
During the current quarter, the Corporation declared cash dividends totaling $17.4 million to preferred stockholders and cash dividends totaling $151.5 million to common stockholders. During the three and nine months ended September 30, 2019, the Corporation repurchased 3,392,062 shares of common stock, including 68,347 shares withheld related to share-based compensation, at a total cost of $307.2 million ($90.55 average price per share) and 9,169,744 shares of common stock, including 602,542 shares withheld related to share-based compensation, at a total cost of $835.8 million ($91.15 average price per share), respectively.

CAPITAL RATIOS

The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at September 30, 2019, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.
The table below provides capital ratios for Northern Trust Corporation and The Northern Trust Company determined by Basel III phased in requirements.

	September 30, 2019*		June 30, 2019		September 30, 2018
Capital Ratios - Northern Trust Corporation	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	12.9%	13.7%	13.2%	13.6%	12.9%	13.4%	N/A	4.5%
Tier 1 Capital	14.1%	15.0%	14.5%	14.9%	14.2%	14.8%	6.0%	6.0%
Total Capital	16.0%	16.8%	16.4%	16.7%	16.2%	16.7%	10.0%	8.0%
Tier 1 Leverage	8.6%	8.6%	8.6%	8.6%	7.8%	7.8%	N/A	4.0%
Supplementary Leverage	N/A	7.6%	N/A	7.6%	N/A	6.9%	N/A	3.0%

	September 30, 2019*		June 30, 2019		September 30, 2018
Capital Ratios - The Northern Trust Company	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	13.2%	14.3%	13.4%	14.1%	13.2%	14.1%	6.5%	4.5%
Tier 1 Capital	13.2%	14.3%	13.4%	14.1%	13.2%	14.1%	8.0%	6.0%
Total Capital	14.9%	15.8%	15.1%	15.7%	14.9%	15.8%	10.0%	8.0%
Tier 1 Leverage	7.9%	7.9%	7.8%	7.8%	7.2%	7.2%	5.0%	4.0%
Supplementary Leverage	N/A	7.0%	N/A	6.9%	N/A	6.4%	3.0%	3.0%

(*)	Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

RECONCILIATION TO FULLY TAXABLE EQUIVALENT

The following table presents a reconciliation of interest income, net interest income, net interest margin, and total revenue prepared in accordance with generally accepted accounting principles to such measures on an FTE basis, which are non-generally accepted accounting financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	Three Months Ended
	September 30, 2019			June 30, 2019			September 30, 2018
($ In Millions)	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE
Net Interest Income
Interest Income	$620.8	$7.6	$628.4	$640.2	$7.7	$647.9	$599.2	$10.3	$609.5
Interest Expense	203.1	—	203.1	222.8	—	222.8	191.0	—	191.0
Net Interest Income	$417.7	$7.6	$425.3	$417.4	$7.7	$425.1	$408.2	$10.3	$418.5
Net Interest Margin	1.58%		1.61%	1.58%		1.61%	1.44%		1.47%

Total Revenue	$1,537.9	$7.6	$1,545.5	$1,506.6	$7.7	$1,514.3	$1,474.3	$10.3	$1,484.6

FORWARD-LOOKING STATEMENTS

This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF THIRD QUARTER EARNINGS CONFERENCE CALL

Northern Trust’s third quarter earnings conference call will be webcast on October 23, 2019. The live call will be conducted at 9:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website from 1:00 p.m. CT on October 23, 2019, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
To download our investor relations mobile app, which offers access to SEC filings, press releases, stock quotes and upcoming events, please visit Apple’s App Store for your iPad. You may find the app by searching Northern Trust Investor Relations or by clicking on https://appsto.re/us/MtHH3.i from your iPad.

About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 20 U.S. states and Washington, D.C., and across 23 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of September 30, 2019, Northern Trust had assets under custody/administration of US $11.6 trillion, and assets under management of US $1.2 trillion. For 130 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit northerntrust.com or follow us on Twitter @NorthernTrust.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

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NORTHERN TRUST CORPORATION	Page 1
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	THIRD QUARTER
	2019	2018	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$975.5	$939.2	4%
Foreign Exchange Trading Income	59.7	71.7	(17)
Treasury Management Fees	11.2	12.5	(11)
Security Commissions and Trading Income	29.1	21.9	33
Other Operating Income	45.1	20.9	116
Investment Security Gains (Losses), net	(0.4)	(0.1)	N/M
Total Noninterest Income	1,120.2	1,066.1	5

Net Interest Income
Interest Income	620.8	599.2	4
Interest Expense	203.1	191.0	6
Net Interest Income	417.7	408.2	2

Total Revenue	1,537.9	1,474.3	4

Provision for Credit Losses	(7.0)	(9.0)	N/M

Noninterest Expense
Compensation	458.0	436.1	5
Employee Benefits	87.6	85.5	2
Outside Services	194.0	186.9	4
Equipment and Software	151.7	145.7	4
Occupancy	53.0	51.0	4
Other Operating Expense	92.0	97.1	(5)
Total Noninterest Expense	1,036.3	1,002.3	3

Income before Income Taxes	508.6	481.0	6
Provision for Income Taxes	124.0	106.5	17
NET INCOME	$384.6	$374.5	3%

Dividends on Preferred Stock	$17.4	$17.3	1%
Earnings Allocated to Participating Securities	4.5	4.1	10
Earnings Allocated to Common and Potential Common Shares	362.7	353.1	3

Per Common Share
Net Income
Basic	$1.70	$1.59	7%
Diluted	1.69	1.58	7

Average Common Equity	$9,805.8	$9,392.6	4%
Return on Average Common Equity	14.9%	15.1%
Return on Average Assets	1.31%	1.22%

Cash Dividends Declared per Common Share	$0.70	$0.55	27%

Average Common Shares Outstanding (000s)
Basic	213,177	222,443
Diluted	214,207	223,860
Common Shares Outstanding (EOP) (000s)	211,882	221,395

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 2
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA	THIRD	SECOND
($ In Millions Except Per Share Data)	QUARTER	QUARTER
	2019	2019	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$975.5	$955.5	2%
Foreign Exchange Trading Income	59.7	60.5	(1)
Treasury Management Fees	11.2	11.2	—
Security Commissions and Trading Income	29.1	23.4	24
Other Operating Income	45.1	38.9	16
Investment Security Gains (Losses), net	(0.4)	(0.3)	N/M
Total Noninterest Income	1,120.2	1,089.2	3

Net Interest Income
Interest Income	620.8	640.2	(3)
Interest Expense	203.1	222.8	(9)
Net Interest Income	417.7	417.4	—

Total Revenue	1,537.9	1,506.6	2

Provision for Credit Losses	(7.0)	(6.5)	N/M

Noninterest Expense
Compensation	458.0	455.5	1
Employee Benefits	87.6	89.3	(2)
Outside Services	194.0	186.4	4
Equipment and Software	151.7	147.2	3
Occupancy	53.0	50.9	4
Other Operating Expense	92.0	76.9	20
Total Noninterest Expense	1,036.3	1,006.2	3

Income before Income Taxes	508.6	506.9	—
Provision for Income Taxes	124.0	117.5	5
NET INCOME	$384.6	$389.4	(1)%

Dividends on Preferred Stock	$17.4	$5.9	195%
Earnings Allocated to Participating Securities	4.5	3.8	18
Earnings Allocated to Common and Potential Common Shares	362.7	379.7	(4)

Per Common Share
Net Income
Basic	$1.70	$1.76	(3)%
Diluted	1.69	1.75	(3)

Average Common Equity	$9,805.8	$9,656.1	2%
Return on Average Common Equity	14.9%	15.9%
Return on Average Assets	1.31%	1.34%

Cash Dividends Declared per Common Share	$0.70	$0.60	17%

Average Common Shares Outstanding (000s)
Basic	213,177	216,139
Diluted	214,207	217,170
Common Shares Outstanding (EOP) (000s)	211,882	214,891

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 3
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	NINE MONTHS
	2019	2018	% Change [1]
Noninterest Income
Trust, Investment and Other Servicing Fees	$2,859.9	$2,819.8	1%
Foreign Exchange Trading Income	186.4	229.1	(19)
Treasury Management Fees	34.1	40.0	(15)
Security Commissions and Trading Income	75.8	75.2	1
Other Operating Income	113.0	87.1	30
Investment Security Gains (Losses), net	(0.9)	(0.3)	N/M
Total Noninterest Income	3,268.3	3,250.9	1

Net Interest Income
Interest Income	1,923.8	1,672.8	15
Interest Expense	666.7	467.3	43
Net Interest Income	1,257.1	1,205.5	4

Total Revenue	4,525.4	4,456.4	2

Provision for Credit Losses	(13.5)	(10.5)	N/M

Noninterest Expense
Compensation	1,395.5	1,362.5	2
Employee Benefits	262.6	266.0	(1)
Outside Services	568.8	543.9	5
Equipment and Software	447.2	429.9	4
Occupancy	155.5	151.3	3
Other Operating Expense	241.6	241.4	—
Total Noninterest Expense	3,071.2	2,995.0	3

Income before Income Taxes	1,467.7	1,471.9	—
Provision for Income Taxes	346.6	325.4	7
NET INCOME	$1,121.1	$1,146.5	(2)%

Dividends on Preferred Stock	$40.6	$40.5	—%
Earnings Allocated to Participating Securities	12.6	14.3	(12)
Earnings Allocated to Common and Potential Common Shares	1,067.9	1,091.7	(2)

Per Common Share
Net Income
Basic	$4.95	$4.87	2%
Diluted	4.92	4.84	2

Average Common Equity	$9,670.5	$9,323.3	4%
Return on Average Common Equity	14.9%	15.9%
Return on Average Assets	1.28%	1.24%

Cash Dividends Declared per Common Share	$1.90	$1.39	37%

Average Common Shares Outstanding (000s)
Basic	215,832	224,099
Diluted	216,864	225,495
Common Shares Outstanding (EOP) (000s)	211,882	221,395

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 4
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	SEPTEMBER 30
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$22,474.4	$32,788.4	(31)%
Interest-Bearing Due from and Deposits with Banks [3]	6,361.2	5,022.0	27
Federal Funds Sold and Securities Purchased under Agreements to Resell	535.0	1,501.5	(64)
Securities
U.S. Government	5,766.8	5,708.6	1
Obligations of States and Political Subdivisions	1,164.0	745.3	56
Government Sponsored Agency	22,624.2	21,588.7	5
Other [4]	21,933.6	23,640.4	(7)
Total Securities	51,488.6	51,683.0	—
Loans and Leases	30,844.2	31,354.0	(2)
Total Earning Assets	111,703.4	122,348.9	(9)
Allowance for Credit Losses Assigned to Loans and Leases	(105.7)	(119.6)	(12)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,685.1	2,870.9	(6)
Buildings and Equipment	400.5	417.2	(4)
Client Security Settlement Receivables	2,102.2	1,541.4	36
Goodwill	687.2	672.7	2
Other Assets	6,883.1	4,647.0	48
Total Assets	$124,355.8	$132,378.5	(6)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$18,668.7	$15,739.7	19%
Savings Certificates and Other Time	895.2	755.5	18
Non-U.S. Offices - Interest-Bearing	55,694.8	64,373.5	(13)
Total Interest-Bearing Deposits	75,258.7	80,868.7	(7)
Short-Term Borrowings	8,265.8	10,336.0	(20)
Senior Notes	2,597.5	1,996.2	30
Long-Term Debt	1,159.7	1,096.5	6
Floating Rate Capital Debt	277.7	277.6	—
Total Interest-Related Funds	87,559.4	94,575.0	(7)
Demand and Other Noninterest-Bearing Deposits	22,005.5	24,022.5	(8)
Other Liabilities	3,979.6	3,416.5	16
Total Liabilities	113,544.5	122,014.0	(7)
Common Equity	9,929.3	9,482.5	5
Preferred Equity	882.0	882.0	—
Total Equity	10,811.3	10,364.5	4
Total Liabilities and Stockholders’ Equity	$124,355.8	$132,378.5	(6)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 5
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	SEPTEMBER 30	JUNE 30
	2019	2019	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$22,474.4	$27,530.3	(18)%
Interest-Bearing Due from and Deposits with Banks [3]	6,361.2	6,619.3	(4)
Federal Funds Sold and Securities Purchased under Agreements to Resell	535.0	660.5	(19)
Securities
U.S. Government	5,766.8	5,197.1	11
Obligations of States and Political Subdivisions	1,164.0	769.4	51
Government Sponsored Agency	22,624.2	22,509.6	1
Other [4]	21,933.6	20,782.6	6
Total Securities	51,488.6	49,258.7	5
Loans and Leases	30,844.2	30,982.3	—
Total Earning Assets	111,703.4	115,051.1	(3)
Allowance for Credit Losses Assigned to Loans and Leases	(105.7)	(110.8)	(5)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,685.1	2,965.9	(9)
Buildings and Equipment	400.5	407.5	(2)
Client Security Settlement Receivables	2,102.2	1,311.1	60
Goodwill	687.2	682.0	1
Other Assets	6,883.1	6,244.1	10
Total Assets	$124,355.8	$126,550.9	(2)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$18,668.7	$18,197.2	3%
Savings Certificates and Other Time	895.2	897.3	—
Non-U.S. Offices - Interest-Bearing	55,694.8	59,028.0	(6)
Total Interest-Bearing Deposits	75,258.7	78,122.5	(4)
Short-Term Borrowings	8,265.8	8,259.6	—
Senior Notes	2,597.5	2,565.6	1
Long-Term Debt	1,159.7	1,147.6	1
Floating Rate Capital Debt	277.7	277.6	—
Total Interest-Related Funds	87,559.4	90,372.9	(3)
Demand and Other Noninterest-Bearing Deposits	22,005.5	22,107.9	—
Other Liabilities	3,979.6	3,264.6	22
Total Liabilities	113,544.5	115,745.4	(2)
Common Equity	9,929.3	9,923.5	—
Preferred Equity	882.0	882.0	—
Total Equity	10,811.3	10,805.5	—
Total Liabilities and Stockholders’ Equity	$124,355.8	$126,550.9	(2)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 6
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)	THIRD QUARTER
	2019	2018	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$17,524.9	$22,889.6	(23)%
Interest-Bearing Due from and Deposits with Banks [3]	5,656.5	5,410.3	5
Federal Funds Sold and Securities Purchased under Agreements to Resell	816.9	1,775.2	(54)
Securities
U.S. Government	5,506.5	5,726.6	(4)
Obligations of States and Political Subdivisions	906.6	730.7	24
Government Sponsored Agency	22,494.1	21,589.9	4
Other [4]	21,117.7	22,773.6	(7)
Total Securities	50,024.9	50,820.8	(2)
Loans and Leases	30,935.9	31,798.9	(3)
Total Earning Assets	104,959.1	112,694.8	(7)
Allowance for Credit Losses Assigned to Loans and Leases	(111.2)	(127.6)	(13)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,551.5	2,702.9	(6)
Buildings and Equipment	411.9	426.8	(3)
Client Security Settlement Receivables	1,089.6	968.1	13
Goodwill	680.4	672.4	1
Other Assets	6,770.8	4,818.2	41
Total Assets	$116,352.1	$122,155.6	(5)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$17,802.7	$14,787.6	20%
Savings Certificates and Other Time	898.9	810.5	11
Non-U.S. Offices - Interest-Bearing	53,631.5	58,473.2	(8)
Total Interest-Bearing Deposits	72,333.1	74,071.3	(2)
Short-Term Borrowings	8,768.8	11,380.7	(23)
Senior Notes	2,587.7	1,818.0	42
Long-Term Debt	1,156.7	1,254.4	(8)
Floating Rate Capital Debt	277.7	277.6	—
Total Interest-Related Funds	85,124.0	88,802.0	(4)
Demand and Other Noninterest-Bearing Deposits	16,687.3	19,430.5	(14)
Other Liabilities	3,853.0	3,648.5	6
Total Liabilities	105,664.3	111,881.0	(6)
Common Equity	9,805.8	9,392.6	4
Preferred Equity	882.0	882.0	—
Total Equity	10,687.8	10,274.6	4
Total Liabilities and Stockholders’ Equity	$116,352.1	$122,155.6	(5)%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 7
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET	THIRD	SECOND
($ In Millions)	QUARTER	QUARTER
	2019	2019	% Change [1]
Assets
Federal Reserve and Other Central Bank Deposits and Other [2]	$17,524.9	$19,236.2	(9)%
Interest-Bearing Due from and Deposits with Banks [3]	5,656.5	5,811.9	(3)
Federal Funds Sold and Securities Purchased under Agreements to Resell	816.9	650.9	26
Securities
U.S. Government	5,506.5	5,150.3	7
Obligations of States and Political Subdivisions	906.6	770.5	18
Government Sponsored Agency	22,494.1	22,397.0	—
Other [4]	21,117.7	20,593.4	3
Total Securities	50,024.9	48,911.2	2
Loans and Leases	30,935.9	31,098.9	(1)
Total Earning Assets	104,959.1	105,709.1	(1)
Allowance for Credit Losses Assigned to Loans and Leases	(111.2)	(115.1)	(3)
Cash and Due from Banks and Other Central Bank Deposits [5]	2,551.5	2,784.3	(8)
Buildings and Equipment	411.9	412.5	—
Client Security Settlement Receivables	1,089.6	1,044.6	4
Goodwill	680.4	681.4	—
Other Assets	6,770.8	5,842.1	16
Total Assets	$116,352.1	$116,358.9	—%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$17,802.7	$15,950.9	12%
Savings Certificates and Other Time	898.9	888.6	1
Non-U.S. Offices - Interest-Bearing	53,631.5	54,679.9	(2)
Total Interest-Bearing Deposits	72,333.1	71,519.4	1
Short-Term Borrowings	8,768.8	9,427.6	(7)
Senior Notes	2,587.7	2,361.4	10
Long-Term Debt	1,156.7	1,131.6	2
Floating Rate Capital Debt	277.7	277.6	—
Total Interest-Related Funds	85,124.0	84,717.6	—
Demand and Other Noninterest-Bearing Deposits	16,687.3	17,826.5	(6)
Other Liabilities	3,853.0	3,276.7	18
Total Liabilities	105,664.3	105,820.8	—
Common Equity	9,805.8	9,656.1	2
Preferred Equity	882.0	882.0	—
Total Equity	10,687.8	10,538.1	1
Total Liabilities and Stockholders’ Equity	$116,352.1	$116,358.9	—%

(1)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 8
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	2019						2018
($ In Millions Except Per Share Data)	QUARTERS						QUARTERS
	THIRD		SECOND		FIRST		FOURTH		THIRD
Net Income Summary
Trust, Investment and Other Servicing Fees	$975.5		$955.5		$928.9		$933.9		$939.2
Other Noninterest Income	144.7		133.7		130.0		152.7		126.9
Net Interest Income	417.7		417.4		422.0		417.2		408.2
Total Revenue	1,537.9		1,506.6		1,480.9		1,503.8		1,474.3
Provision for Credit Losses	(7.0)		(6.5)		—		(4.0)		(9.0)
Noninterest Expense	1,036.3		1,006.2		1,028.7		1,021.9		1,002.3
Income before Income Taxes	508.6		506.9		452.2		485.9		481.0
Provision for Income Taxes	124.0		117.5		105.1		76.0		106.5
Net Income	$384.6		$389.4		$347.1		$409.9		$374.5

Per Common Share
Net Income - Basic	$1.70		$1.76		$1.49		$1.81		$1.59
- Diluted	1.69		1.75		1.48		1.80		1.58
Cash Dividends Declared per Common Share	0.70		0.60		0.60		0.55		0.55
Book Value (EOP)	46.86		46.18		44.72		43.95		42.83
Market Value (EOP)	93.32		90.00		90.41		83.59		102.13

Financial Ratios
Return on Average Common Equity	14.9%		15.9%		14.0%		17.0%		15.1%
Return on Average Assets	1.31		1.34		1.18		1.34		1.22
Net Interest Margin (GAAP)	1.58		1.58		1.55		1.48		1.44
Net Interest Margin (FTE*)	1.61		1.61		1.58		1.52		1.47

Assets Under Custody / Administration ($ in Billions) - EOP
Corporate & Institutional Services	$10,864.0		$10,623.6		$10,238.9		$9,490.5		$10,153.9
Wealth Management	701.2		698.4		688.5		634.8		675.9
Total Assets Under Custody / Administration	$11,565.2		$11,322.0		$10,927.4		$10,125.3		$10,829.8

Assets Under Custody ($ In Billions) - EOP
Corporate & Institutional Services	$8,061.4		$7,820.6		$7,529.1		$6,971.0		$7,523.1
Wealth Management	698.7		698.2		670.6		622.9		665.8
Total Assets Under Custody	$8,760.1		$8,518.8		$8,199.7		$7,593.9		$8,188.9

Assets Under Management ($ In Billions) - EOP
Corporate & Institutional Services	$901.3		$887.0		$867.9		$790.8		$876.0
Wealth Management	300.5		293.2		294.2		278.6		295.5
Total Assets Under Management	$1,201.8		$1,180.2		$1,162.1		$1,069.4		$1,171.5

Asset Quality ($ In Millions) - EOP
Nonperforming Loans and Leases	$113.1		$115.1		$116.1		$109.3		$113.6
Other Real Estate Owned (OREO)	3.2		3.8		8.0		8.4		11.3
Total Nonperforming Assets	$116.3		$118.9		$124.1		$117.7		$124.9
Nonperforming Assets / Loans and Leases and OREO	0.38%		0.38%		0.41%		0.36%		0.40%
Gross Charge-offs	$1.1		$0.6		$1.0		$0.8		$2.8
Less: Gross Recoveries	1.7		1.8		2.2		2.5		3.1
Net Charge-offs / (Recoveries)	$(0.6)		$(1.2)		$(1.2)		$(1.7)		$(0.3)
Net Charge-offs / (Recoveries) (Annualized) to Avg Loans and Leases	(0.01)%		(0.02)%		(0.02)%		(0.02)%		—%
Allowance for Credit Losses Assigned to Loans and Leases	$105.7		$110.8		$114.5		$112.6		$119.6
Allowance to Nonperforming Loans and Leases	0.9	x	1.0	x	1.0	x	1.0	x	1.1	x
Allowance for Other Credit-Related Exposures	$22.0		$23.3		$24.9		$25.6		$20.9

(*)
Net interest margin presented on an FTE basis is a non-generally accepted accounting principle financial measure that facilitates the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.